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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       December 31, 2001                         Commission file number: 0-28152
(Date of earliest event reported)

                         AFFINITY TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                           57-0991269
      (State or other jurisdiction of          (I.R.S. Employer
       incorporation or organization)         Identification No.)




                         Affinity Technology Group, Inc.
                          1122 Lady Street, Suite 1145
                               Columbia, SC 29201
                    (Address of principal executive offices)
                                   (Zip code)

                                  (803)758-2511
              (Registrant's telephone number, including area code)

                          1201 Main Street, Suite 2080
                               Columbia, SC 29201

          (Former name or former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets

         On July 26, 2001, Affinity Technology Group, Inc. (the "Company") pledged its stock in Surety Mortgage, Inc. ("Surety") to HomeGold, Inc. ("HomeGold") to secure a $1 million loan from HomeGold to the Company. Pursuant to the terms of the loan, on December 31, 2001, the Company tendered its stock in Surety to HomeGold in complete satisfaction of all amounts outstanding under the loan. Surety conducted the Company's mortgage loan processing operations.

Item 4. Changes in Registrant's Certifying Accountant

         On March 20, 2002, the Company dismissed its prior independent accountants, Ernst & Young LLP, and retained as its new independent accountants, Scott McElveen LLP. Ernst & Young LLP's reports on the Company's financial statements for the two most recent fiscal years (i.e., the fiscal years ended December 31, 2000 and December 31, 1999) contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles; however, the report on the Company's December 31, 2000 financial statements contained an explanatory paragraph regarding the uncertainty as to the Company's ability to continue as a going concern. The decision to change the Company's accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

         During the Company's last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         None of the "reportable events" described in Item 304(a)(l)(v) of Regulation S-K occurred with respect to the Company within the last two fiscal years and the subsequent interim period to the date hereof. During the last two fiscal years and the subsequent interim period to the date hereof, the Company did not consult Scott McElveen LLP regarding any of the matters or events set forth in Item 304 (a) (2) of Regulation S-K.

         The Company has requested Ernst & Young LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. A copy of such letter, dated March 27, 2002, is filed as Exhibit 16.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

         (c) Exhibits

         16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Affinity Technology Group, Inc.

                                          By: /s/ Joseph A. Boyle
                                             ------------------------
                                          Joseph A. Boyle
                                          President, Chief Executive Officer,
                                          Chief Financial Officer and Treasurer

Date:  March 27, 2002